EXHIBIT 99.7


Financial Guaranty Insurance Company
125 Park Avenue
New York, New York 10017
(212) 312-3000
(800) 352-0001

Financial Guaranty Insurance Policy

Issuer:  CWHEQ Revolving Home Equity Loan Trust,       Policy Number:  06030115
         Series 2006-H                                 Control Number:  0010001

Insured Obligations:
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$2,000,000,000 in aggregate principal balance of Revolving Home
Equity Loan Asset Backed Notes,  Series 2006-H, Class 1-A, Class
2-A-1A and Class 2-A-1B (the "Insured Notes")
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Indenture Trustee:  JPMorgan Chase Bank, N.A.

Financial Guaranty Insurance Company ("Financial Guaranty"), a New York stock insurance company, in consideration of the right of Financial Guaranty to receive monthly premiums pursuant to the Indenture (as defined below) and the Insurance Agreement referred to therein, and subject to the terms of this Financial Guaranty Insurance Policy, hereby unconditionally and irrevocably agrees to pay each Insured Amount, to the extent set forth in the Indenture, to the Indenture Trustee named above or its successor, on behalf of the Insured Noteholders, except as otherwise provided herein with respect to Preference Amounts. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Indenture and the Sale and Servicing Agreement (as defined below) as in effect and executed on the date hereof without giving effect to any subsequent amendments or modifications thereto unless such amendments or modifications have been approved in writing by Financial Guaranty.

For the purposes of this Financial Guaranty Insurance Policy, the following terms used herein shall have the meanings assigned to them below.

"Insured Amount" means, with respect to the Class 1-A or Class 2-A Notes, (1) any Deficiency Amount (which, with respect to the Class 2-A Notes, will be allocated pro rata between the Class 2-A-1A and Class 2-A-1B Notes), and (2) any Preference Amount, in each case with respect to such Class or Classes of Insured Notes.

"Deficiency Amount" means, with respect to a Class or Classes of Insured Notes related to a Loan Group, an amount, if any, equal to the sum of:

(1) with respect to any Payment Date, the excess, if any, of (i) the related Aggregate Note Interest for such related Class or Classes of Insured Notes over
(ii) the related Available Investor Interest for such Payment Date, and

Form 9133
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
Financial Guaranty Insurance Company
125 Park Avenue
New York, New York 10017
(212) 312-3000
(800) 352-0001

Financial Guaranty Insurance Policy

(2) (a) on the Final Insured Payment Date, the amount needed to pay the outstanding Note Principal Balance of such related Class or Classes of Insured Notes (after giving effect to the payment of all amounts actually available to be paid on these Insured Notes on that Payment Date from all sources other than this Financial Guaranty Insurance Policy),

(b) for any Payment Date other than the Final Insured Payment Date on which (i) the Loan Pool Balance plus all amounts on deposit in the Additional Loan Accounts (at the end of the related Collection Period) (minus outstanding Net Draws) minus (ii) the aggregate outstanding Note Principal Balance of the Insured Notes (after giving effect to the payment of all amounts actually available to be paid on these Insured Notes on that Payment Date) is below zero (the positive difference between clauses (i) and (ii), the "Aggregate Parity Deficit"), the pro rata portion of the Aggregate Parity Deficit for such related Class or Classes of Insured Notes (based on its or their respective portion of the Aggregate Parity Deficit), and

(c) for any other Payment Date means zero.

"Final Insured Payment Date" means the earlier of (A) the Payment Date in November 2036 and (B) the final Payment Date that occurs in connection with the redemption of the Insured Notes under the Indenture.

"Insured Noteholder" means, as to a particular Insured Note, the Person, other than the Depositor, the Sponsor, any Seller, the Master Servicer, the Indenture Trustee, Owner Trustee, Loan Insurer or any subservicer retained by the Master Servicer who, on the applicable Payment Date, is entitled under the terms of such Insured Note to a distribution on such Insured Note.

Financial Guaranty will pay a Deficiency Amount with respect to the Insured Notes by 12:00 noon (New York City time) in immediately available funds to the Indenture Trustee on the later of (i) the second Business Day following the Business Day on which Financial Guaranty shall have received Notice that a Deficiency Amount is due in respect of the Insured Notes and (ii) the Payment Date on which the related Deficiency Amount is payable to the related Insured Noteholders pursuant to the Indenture, for disbursement to such Insured Noteholders in the same manner as other payments with respect to the Insured Notes are required to be made. Any Notice received by Financial Guaranty after 12:00 noon New York City time on a given Business Day or on any day that is not a Business Day shall be deemed to have been received by Financial Guaranty on the next succeeding Business Day.


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Financial Guaranty Insurance Company
125 Park Avenue
New York, New York 10017
(212) 312-3000
(800) 352-0001

Financial Guaranty Insurance Policy

Upon the payment of any Insured Amount hereunder, Financial Guaranty shall be fully subrogated to the rights of the Insured Noteholders to receive the amount so paid. Financial Guaranty's obligations with respect to the Insured Notes hereunder with respect to each Payment Date shall be discharged to the extent funds consisting of the related Insured Amount are received by the Indenture Trustee on behalf of the Insured Noteholders for payment to such Insured Noteholders, as provided in the Indenture and herein, whether or not such funds are properly applied by the Indenture Trustee.

If any portion or all of any amount that is insured hereunder that was previously paid to an Insured Noteholder is recoverable and sought to be recovered from such Insured Noteholders as a voidable preference by a trustee in bankruptcy pursuant to the U.S. Bankruptcy Code, pursuant to a final non-appealable order of a court exercising proper jurisdiction in an insolvency proceeding (a "Final Order") (such recovered amount, a "Preference Amount"), Financial Guaranty will pay on the guarantee described in the first paragraph hereof, an amount equal to each such Preference Amount by 12:00 noon (New York City time) on the second Business Day following receipt by Financial Guaranty of
(w) a certified copy of the Final Order, (x) an opinion of counsel satisfactory to Financial Guaranty that such order is final and not subject to appeal, (y) an assignment, in form reasonably satisfactory to Financial Guaranty, irrevocably assigning to Financial Guaranty all rights and claims of the Indenture Trustee and/or such Insured Noteholders relating to or arising under such Preference Amount and constituting an appropriate instrument, in form satisfactory to Financial Guaranty, appointing Financial Guaranty as the agent of the Indenture Trustee and/or such Insured Noteholders in respect of such Preference Amount, including without limitation in any legal proceeding related to the Preference Amount, and (z) a Notice appropriately completed and executed by the Indenture Trustee or such Insured Noteholders, as the case may be. Such payment shall be made to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Final Order and not to the Indenture Trustee or the Insured Noteholders directly (unless the Insured Noteholders have previously paid such amount to such receiver, conservator, debtor-in-possession or trustee in bankruptcy named in such Final Order in which case payment shall be made to the Indenture Trustee for payment to the Insured Noteholders upon delivery of proof of such payment reasonably satisfactory to Financial Guaranty). Notwithstanding the foregoing, in no event shall Financial Guaranty be (i) required to make any payment under this Financial Guaranty Insurance Policy in respect of any Preference Amount to the extent such Preference Amount is comprised of amounts previously paid by Financial Guaranty hereunder, or (ii) obligated to make any payment in respect of any Preference Amount, which payment represents a payment of the principal amount of any Insured Notes, prior to the time Financial Guaranty otherwise would have been required to make a payment in respect of such principal, in which case Financial Guaranty shall pay the balance of the Preference Amount when such amount otherwise would have been required.


Form 9133
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Financial Guaranty Insurance Company
125 Park Avenue
New York, New York 10017
(212) 312-3000
(800) 352-0001

Financial Guaranty Insurance Policy

Any of the documents required under clauses (w) through (z) of the preceding paragraph that are received by Financial Guaranty after 12:00 noon (New York City time) on a given Business Day or on any day that is not a Business Day shall be deemed to have been received by Financial Guaranty on the next succeeding Business Day. If any notice received by Financial Guaranty is not in proper form or is otherwise insufficient for the purpose of making a claim under this Financial Guaranty Insurance Policy, it will be deemed not to have been received by Financial Guaranty, and Financial Guaranty will promptly so advise the Indenture Trustee, and the Indenture Trustee may submit an amended Notice. All payments made by Financial Guaranty hereunder in respect of Preference Amounts will be made with Financial Guaranty's own funds.

This Financial Guaranty Insurance Policy is non-cancelable for any reason, including nonpayment of any premium. The premium on this Financial Guaranty Insurance Policy is not refundable for any reason, including the payment of any Insured Notes prior to their respective maturities. This Financial Guaranty Insurance Policy shall expire and terminate without any action on the part of Financial Guaranty or any other Person on the date that is the later of (i) the date that is one year and one day following the date on which the Insured Notes shall have been paid in full and (ii) if any insolvency proceeding in which the Depositor or the Issuer is the debtor has been commenced on or prior to the date specified in clause (i) above, the 30th day after the entry of a final, non-appealable order in resolution or settlement of such proceeding.

This Financial Guaranty Insurance Policy does not cover Basis Risk Carryforward, nor does the Policy guarantee to the Insured Noteholders any particular rate of principal payment. In addition, this Financial Guaranty Insurance Policy does not cover shortfalls, if any, attributable to the liability of the Depositor, the Insured Noteholders, any REMIC, the Indenture Trustee for withholding taxes, if any (including interest and penalties in respect of any liability for withholding taxes). This Financial Guaranty Insurance Policy also does not cover the failure of the Indenture Trustee to make any payment required under the Indenture to the Insured Noteholders.

A monthly premium shall be due and payable in arrears as provided in the Sale and Servicing Agreement and the Insurance Agreement.

This Financial Guaranty Insurance Policy is subject to and shall be governed by the laws of the State of New York, without giving effect to the conflicts of laws principles thereof. The proper venue for any action or proceeding on this Financial Guaranty Insurance Policy shall be the County of New York, State of New York.


Form 9133
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Financial Guaranty Insurance Company
125 Park Avenue
New York, New York 10017
(212) 312-3000
(800) 352-0001

Financial Guaranty Insurance Policy

THE INSURANCE PROVIDED BY THIS FINANCIAL GUARANTY INSURANCE POLICY IS NOT COVERED BY THE NEW YORK PROPERTY/CASUALTY INSURANCE SECURITY FUND (NEW YORK INSURANCE CODE, ARTICLE 76).

"Notice" means a written notice in the form of Exhibit A to this Financial Guaranty Insurance Policy by registered or certified mail or telephonic or telegraphic notice, subsequently confirmed by written notice delivered via telecopy, telex or hand delivery from the Indenture Trustee to Financial Guaranty specifying the information set forth therein. "Indenture" means the Indenture relating to the Insured Notes by and between CWHEQ Revolving Home Equity Loan Trust, Series 2006-H, as issuer (the "Issuer"), and JPMorgan Chase Bank, N.A., as indenture trustee, dated as of September 29, 2006. "Sale and Servicing Agreement" means the Sale and Servicing Agreement by and among CWHEQ, Inc., as Depositor, Countrywide Home Loans, Inc., as Sponsor and Master Servicer, the Issuer, and JPMorgan Chase Bank, N.A., as Indenture Trustee, dated as of September 29, 2006. "Insurance Agreement" means the Insurance and Indemnity Agreement, among Financial Guaranty, the Depositor, the Master Servicer, Countrywide and the Indenture Trustee, dated as of September 29, 2006.

In the event that payments under any Insured Note are accelerated, nothing herein contained shall obligate Financial Guaranty to make any payment of principal or interest on such Insured Note on an accelerated basis, unless such acceleration of payment by Financial Guaranty is at the sole option of Financial Guaranty; it being understood that a payment shortfall in respect of the redemption of any Insured Note by reason of the redemption of the Insured Notes pursuant to Article X of the Indenture does not constitute acceleration for the purposes hereof.


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Financial Guaranty Insurance Company
125 Park Avenue
New York, New York 10017
(212) 312-3000
(800) 352-0001

Financial Guaranty Insurance Policy

IN WITNESS WHEREOF, Financial Guaranty has caused this Financial Guaranty Insurance Policy to be affixed with its corporate seal and to be signed by its duly authorized officer in facsimile to become effective and binding upon Financial Guaranty by virtue of the countersignature of its duly authorized representative.


President                                   Authorized Representative


-----------------------------               --------------------------------
Name:                                       Name:
Title:                                      Title:



Effective Date:  September 29, 2006

Form 9133
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                                    EXHIBIT A

                              NOTICE OF NONPAYMENT
                    AND DEMAND FOR PAYMENT OF INSURED AMOUNTS

To:               Financial Guaranty Insurance Company
                  125 Park Avenue
                  New York, New York 10017
                  (212) 312-3000
                  Attention:        Structured Finance Surveillance

                  Telephone: (212) 312-3000
                  Telecopier:  (212) 312-3220

Re: $2,000,000,000 in aggregate principal balance of Revolving Home Equity Loan Asset Backed Notes, Series 2006-H,
                  Class 1-A, Class 2-A-1A and Class 2-A-1B (the "Insured Notes")

                  Policy No. 06030115 (the "Policy")

Payment Date:     ___________________________

We refer to that certain Indenture, dated as of September 29, 2006, by and between CWHEQ Revolving Home Equity Loan Trust, Series 200G-H, as issuer, and JPMorgan Chase Bank, N.A., as Indenture Trustee (the "Indenture"), relating to the above referenced Insured Notes. All capitalized terms not otherwise defined herein or in the Policy shall have the same respective meanings assigned to such terms in the Indenture, or, if not defined therein, in the Sale and Servicing Agreement referred to in the Indenture.

(a) The Indenture Trustee has determined under the Indenture that with respect to a Class or Classes of Insured Notes related to a Loan Group:

      (1) with respect to any Payment Date, the excess, if any, of (i) the related Aggregate Note Interest for such Class of Insured Notes over
            (ii) the related Available Interest Amount for such Payment Date is $______________________ and

      (2) [on the Final Insured Payment Date, the amount needed to pay the outstanding Note Principal Balance of such related Class or Classes of Insured Notes (after giving effect to the payment of all amounts actually available to be paid on these Insured Notes on that Payment Date from all sources other than the Policy)] or [for any Payment Date other than the Final Insured Payment Date on which (i) the Loan Pool Balance plus all amounts on deposit in the Additional Loan Accounts (at the end of the related Collection Period) (minus outstanding Net


                                      A-1
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            Draws) minus (ii) the aggregate outstanding Note Principal Balance of the Insured Notes (after giving effect to the payment of all amounts actually available to be paid on these Insured Notes on that Payment Date) is below zero (the positive difference between clauses
            (i) and (ii), the "Aggregate Parity Deficit"), the pro rata portion of the Aggregate Parity Deficit for such related Class or Classes of Notes (based on its or their respective portion of the Aggregate Parity Deficit.]

(b) The amounts available to pay the items identified in items (1) and (2) above, as reduced by any portion thereof that has been deposited in the Collection Account or the Payment Account but may not be withdrawn therefrom pursuant to an order of a United States bankruptcy court of competent jurisdiction imposing a stay pursuant to Section 362 of the United States Bankruptcy Code), is $___________.

Please be advised that, accordingly, a Deficiency Amount exists for the Payment Date identified above for the Insured Notes in the amount of $__________. This Deficiency Amount constitutes an Insured Amount payable by Financial Guaranty under the Policy.

[In addition, attached hereto is a copy of the Final Order in connection with a Preference Amount in the amount set forth therein, together with an assignment of rights and appointment of agent and other documents required by the Policy in respect of Preference Amounts. The amount of the Preference Amount is $______________. This Preference Amount constitutes an Insured Amount payable by Financial Guaranty under the Policy.]

Accordingly, pursuant to the Sale and Servicing Agreement, this statement constitutes a notice for payment of an Insured Amount by Financial Guaranty in the amount of $_______________ under the Policy.

(c) No payment claimed hereunder is in excess of the amount payable under the Policy.

      The amount requested in this Notice should be paid to: [Payment Instructions]

Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime, and shall also be subject to a civil penalty not to exceed Five Thousand Dollars ($5,000.00) and the stated value of the claim for each such violation.


                                      A-2
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      IN WITNESS WHEREOF, the Indenture Trustee has executed and delivered this
Notice of Nonpayment and Demand for Payment of Insured Amounts this _____ day of
______________________.

                                  JPMORGAN CHASE BANK, N.A.


                                  ----------------------------------------,
                                  as Indenture Trustee

                                  By: ___________________________________

                                  Title: ___________________________________



                                      A-3